UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 29, 2009

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(415) 946-8828

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Equity Line of Credit Transaction with Ascendiant Capital Group, LLC

On September 29, 2009, IA Global, Inc. (“IA Global” or the “Company”) entered into a Securities Purchase Agreement with Ascendiant Capital Group, LLC (“Ascendiant”), pursuant to which Ascendiant agreed to purchase up to $5,000,000 worth of shares of the Company’s common stock from time to time over a 24-month period, provided that certain conditions are met. The financing arrangement entered into by IA Global and Ascendiant is commonly referred to as an “equity line of credit” or an “equity drawdown facility.”

Under the terms of the Securities Purchase Agreement, Ascendiant will not be obligated to purchase shares of IA Global’s common stock unless and until certain conditions are met, including but not limited to (i) approval of the transaction by the NYSE Amex, and (ii) the Company files by November 13, 2009 and the Securities and Exchange Commission (the “SEC”) declares effective by January 27, 2010 a Registration Statement on Form S-1 (the “Registration Statement”) registering Ascendiant’s resale of any shares purchased by it under the equity drawdown facility. The customary terms and conditions associated with Ascendiant’s registration rights are set forth in a Registration Rights Agreement that was also entered into by the parties on September 29, 2009.

If and when the SEC declares the Registration Statement effective, IA Global will have the right to sell and issue to Ascendiant, and Ascendiant will be obligated to purchase from IA Global, up to $5,000,000 worth of shares of the Company’s common stock over a 24-month period beginning on such date (the “Commitment Period”). IA Global will be entitled to sell such shares from time to time during the Commitment Period by delivering a draw down notice to Ascendiant. In such draw down notices, IA Global will be required to specify the dollar amount of shares that it intends to sell to Ascendiant, which will be spread over a nine-trading-day pricing period. For each draw, IA Global will be required to deliver the shares sold to Ascendiant in three installments (following the third, sixth and ninth trading days in the pricing period, respectively). Ascendiant is entitled to liquidated damages in connection with certain delays in the delivery of its shares.

The Securities Purchase Agreement also provides for the following terms and conditions:

•	Purchase Price – 90% of IA Global’s volume-weighted average price (“VWAP”).

•

Threshold Price – IA Global may specify a price below which it will not sell shares during the applicable nine-trading-day pricing period. If the purchase price falls below the threshold price on any day(s) during the pricing period, such day(s) will be removed from the pricing period (and Ascendiant’s investment amount will be reduced by 1/9 for each such day).

•

Maximum Draw – 15% of IA Global’s total trading volume for the 10-trading-day period immediately preceding the applicable draw down, times the average VWAP during such period (but in no event more than $250,000).

•	Minimum Draw – None.

•	Minimum Time Between Draw Down Pricing Periods – Two trading days.

•	Minimum Use of Facility – IA Global is obligated to sell at least $1,000,000 worth of shares of its common stock to Ascendiant during the Commitment Period.

•

Commitment Fees – Upon NYSE Amex approval, IA Global will be obligated to issue 2,371,917 shares of its common stock to Ascendiant ($125,000 worth of shares based on the Company’s closing bid price on the trading day immediately prior to the date of the Securities Purchase Agreement). If and when the SEC declares the Registration Statement effective, IA Global will be obligated to issue another $125,000 worth of shares of its common stock in four installments over a period of 90 days following the effectiveness date.

•

Other Fees and Expenses – IA Global has agreed to pay $10,000 to Ascendiant’s legal counsel for the legal fees and expenses it incurred in connection with negotiating and documenting the equity line of credit. Pursuant to separate agreements, IA Global has also agreed to pay an aggregate of 3.0% in finder’s fees (to be paid in connection with each draw down).

•

Indemnification – Ascendiant is entitled to customary indemnification from IA Global for any losses or liabilities it suffers as a result of any breach by IA Global of any provisions of the Securities Purchase Agreement, or as a result of any lawsuit brought by any stockholder of IA Global (except stockholders who are officers, directors or principal stockholders of IA Global).

•

Conditions to Ascendiant’s Obligation to Purchase Shares – Trading in IA Global’s common stock must not be suspended by the SEC or the NYSE Amex (or other applicable trading market); IA Global must not have experienced a material adverse effect; all liquidated damages and other amounts owing to Ascendiant must be paid in full; the Registration Statement must be effective with respect to Ascendiant’s resale of all shares purchased under the equity drawdown facility; there must be a sufficient number of authorized but unissued shares of IA Global common stock; and the issuance must not cause Ascendiant to own more than 9.99% of the then outstanding shares of IA Global common stock, or more than 19.9% of the number of shares of common stock outstanding on September 29, 2009 to have been issued under the equity drawdown facility (without shareholder approval).

•

Termination – The Securities Purchase Agreement will terminate if IA Global’s common stock is not listed on one of several specified trading markets (which include the NYSE Amex, OTC Bulletin Board and Pink Sheets, among others); if IA Global files for protection from its creditors; or if the Registration Statement is not declared effective by the SEC by June 29, 2010. IA Global may terminate the Securities Purchase Agreement if Ascendiant fails to fund a draw down within 10 trading days after the end of the applicable settlement period, or if the SEC provides comments on the Registration Statement requiring certain changes in the transaction structure and/or documents.

The Securities Purchase Agreement also contains certain representations and warranties of IA Global and Ascendiant, including customary investment-related representations provided by Ascendiant, as well as acknowledgements by Ascendiant that it has reviewed certain disclosures of the Company (including the periodic reports that the Company has filed with the SEC) and that the Company’s issuance of the shares has not been registered with the SEC or qualified under any state securities laws. IA Global provided customary representations regarding, among other things, its organization, capital structure, subsidiaries, disclosure reports, absence of certain legal or governmental proceedings, financial statements, tax matters, insurance matters, real property and other assets, and compliance with applicable laws and regulations. IA Global’s representations and warranties are qualified in their entirety (to the extent applicable) by the Company’s disclosures in the reports it files with the SEC. IA Global also delivered confidential disclosure schedules qualifying certain of its representations and warranties in connection with executing and delivering the Securities Purchase Agreement.

The shares to be issued by IA Global to Ascendiant under the Securities Purchase Agreement will be issued in private placements in reliance upon the exemption from the registration requirements set forth in the Securities Act of 1933 (the “Securities Act”) provided for in Section 4(2) of the Securities Act, and the rules promulgated by the SEC thereunder.

The above descriptions of the Securities Purchase Agreement and the Registration Rights Agreement are only intended as summaries of such agreements. The full agreements will be filed as exhibits to IA Global’s Quarterly Report on Form 10-Q for the quarterly period ended on September 30, 2009.

On October 5, 2009, the Company issued a press release to announce the equity line of credit transaction described in response to Item 1.01 of this Current Report on Form 8-K. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the IA Global, Inc. on October 5, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA GLOBAL, INC.

(Registrant)

Dated: October 5, 2009

By:	/s/ Mark Scott

Mark Scott

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the IA Global, Inc. on October 5, 2009